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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-52470) and Form S-8 (Nos. 333-90129 and 333-37238) of Allscripts Healthcare Solutions, Inc. (formerly Allscripts, Inc.) of our reports dated February 17, 2000 relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois
March 30, 2001

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